EXHIBIT 99.1
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                            The Penn Traffic Company

                          Shareholder Conference Call

                               February 15, 2007





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INTRODUCTIONS
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o        Chairman of the Board - Bob Kelly

o        President/CEO - Bob Panasuk

o        EVP/COO - Greg Young

o        Interim CFO - Ben Jones

o        VP, General Counsel - Dan Mahoney




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AGENDA

I.       Introductions

II.      Progress to Date

III.     Update on Initiatives

IV.      Company Overview

V.       Financial Results

VI.      Q&A




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CAUTIONARY NOTE REGARDING FINANCIAL INFORMATION

o The unaudited financial information included in this presentation has been derived from the Company's unaudited historical financial statements for the 39-week period ended January 28, 2006 and the 48-week period ended December 30, 2006.

o The Company cautions that: (1) such financial information has not been included in any periodic report filed with the US Securities and Exchange Commission; (2) such financial information has not been audited and does not include footnotes or other supplemental disclosure that would otherwise be included in audited financial statements; (3) such financial information has not necessarily been prepared on a basis consistent with previously disclosed financial information; and (4) no independent auditor has audited or reviewed any of the Company's financial statements since the end of its 2002 fiscal year, and therefore any adjustments that would have been reflected in the financial information included herein as a result of
         (x) the audits of the Company's financials for its prior four fiscal years may not have been made and (y) "fresh start" accounting adjustments reflecting the adjustments required as a result of the Company's emergence from bankruptcy proceedings under chapter 11 of the US Bankruptcy Code on April 13, 2005 may not have been made.

o As a result, such financial information may not accurately reflect what will ultimately be included in the Company's financial statements that will be filed with the US Securities and Exchange Commission for the periods set forth above and should not be relied upon. In addition, information with respect to any interim period is not necessarily indicative of results to be expected for the full fiscal year.


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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made or incorporated by reference in this presentation may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, as amended, reflecting management's current analysis and expectations, based on what management believes to be reasonable assumptions. These forward-looking statements include statements relating to our anticipated financial performance and business prospects. Statements preceded by, followed by or that include words such as "believe," "anticipate," "estimate," "expect," "could," and other similar expressions are to be considered such forward-looking statements. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated or implied, depending on such factors as: the ability of the Company to improve its operating performance and effectuate its business plan; the ability of the Company to operate pursuant to the terms of its credit facilities and to comply with the terms of its lending agreements or to amend or modify the terms of such agreements as may be needed from time to time; the ability of the Company to generate cash; the ability of the Company to attract and maintain adequate capital; the ability of the Company to refinance; increases in prevailing interest rates; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the ability of the Company to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity or results of operations;




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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS, continued


general economic and business conditions; competition, including increased capital investment and promotional activity by the Company's competitors; availability, location and terms of sites for store development; the successful implementation of the Company's capital expenditure program; labor relations; labor and employee benefit costs including increases in health care and pension costs and the level of contributions to the Company sponsored pension plans; the ability of the Company to pursue strategic alternatives; economic and competitive uncertainties; changes in strategies; adverse changes in economic and political climates around the world, including terrorist activities and international hostilities; and the outcome of pending, or the commencement of any new, legal proceedings against, or governmental investigations of, the Company, including the previously announced SEC and U.S. Attorney's Office investigations.

The Company cautions that the foregoing list of important factors is not exhaustive. Accordingly, there can be no assurance that the Company will meet future results, performance or achievements expressed or implied by such forward-looking statements. The Company does not necessarily intend to update these factors.


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MANAGEMENT'S PROGRESS

o       Management / Culture
        -   Management Team changes
        -   Accountability culture
        -   Leadership Conference
        -   Model Store process
        -   Training & Development Plan
        -   P&L education process
              o   Allocation changes- ownership
        -   Business process development/refinement
        -   Union Engagement

o       Operational Structure Change
        -   Store Operations - 1 SVP
        -   Regions (4) - Zones (24)
        -   Banners - One Company



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MANAGEMENT'S PROGRESS

o       Real Estate, Construction, Maintenance Structure change
        -   Consolidation of leadership
        -   Business process change
        -   CapEx standards

o       External Audit
        -   Eisner LLC progress underway - resources

o       Internal Audit
        -   Establishment of key metrics

o       Communication

o       Fiscal Year 08 Budget completion



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MANAGEMENT'S PROGRESS

o       Facility Rationalization
        -   Store closings - 7 (5 Grocery, 2 Rx)
             o   Sales transfer - "Tool Box"
             o   Wholesale opportunities
        -   Office consolidation
        -   Jamestown outsourcing/warehouse closing

o       Three year IT plan detailed

o       Business segment profitability analysis complete

o       Working Capital
        -   Cash Management
        -   Inventory management
        -   Forecasting

o       Human Resource strategy in development

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INITIATIVES UPDATE

SALES & MARGIN

o       Pricing - Promotional & Regular
        -   Demand Tec rollout is on track
        -   Trade Point deployment is in start up phase
        -   Private Label positioning improved - two tier

o       Sales impediments removed
        -   Private Label plan in place
        -   Under performing categories targeted for improvement
        -   Sales contests scheduled
        -   Marketing plan formalized- segmentation complete
        -   Aggressive store reset program in motion
        -   On going input from MAC
        -   "Prime Time" program in process
        -   Pharmacy Business Plan



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INITIATIVES UPDATE

SALES & MARGIN, continued

o       Competitive Response Plan
        -   "Tool Box" is now in place - offense/defense
        -   Operational improvements visible
        -   Store merchandising improvements
                o       Model Store program
                o       Signature items
                o       Conventional & Fresh

o       Co-Branding
        -   Primary focus on Dunkin' Donuts
        -   Friendly's opportunity
        -   In Store Bank discussions



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INITIATIVES UPDATE

EXPENSE MANAGEMENT

o       Labor management
        -   Forecasting improvements
        -   Scheduling standards updated

o       Shrink management
        -   Perishable shrink improvements
        -   Center store progress
        -   Sales building vs shrink control

o       Other Expense
        -   Significant expense improvement - most areas
        -   Administrative staff reductions
        -   Analysis benchmarking complete for expense lines
        -   E-Auction process in place for NFR and also COG savings
        -   Reclamation changes in roll-out phase



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INITIATIVES UPDATE

CAPITAL EXPENDITURE PLAN

o       Five Major remodels

o       Nine Minor remodels

o       Sixteen Mini remodels

o       Store Equipment

o       POS - common platform

o       Finance, Merchandising software

o       EM&R budget
        -   Funded by cash flow.
        -   Forecasted and measured based on rigorous analysis.



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COMPANY OVERVIEW

o The Penn Traffic Company currently operates or supplies approximately 230 stores in New York, Pennsylvania, Vermont and New Hampshire.

o       Since October 2006, the Company has:
        -   Closed 5 retail stores
        -   Closed 2 stand-alone pharmacies and 4 in-store pharmacies
        - Announced the closure of a distribution center located in Jamestown, NY*

                                 ----------------------------------------------
        Retail stores, as of       9/23/2006        12/30/2006      2/15/2007
                                 ----------------------------------------------

        P&C                             53              50              50

        Quality                         22              22              21

        BiLo                            19              19              18

        Fresh                           17              18              17

                                 ----------------------------------------------
        Total                          111             109             106
                                 ----------------------------------------------

        Pharmacies                      39              35              33

        Warehouses                       5               5               4*



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THE PENN TRAFFIC COMPANY
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
($ in thousands, except per share data)

                                                              ---------------
                                                                   48-WEEKS
                                                              ENDED 12/30/06
                                                              ---------------

REVENUES                                                         $ 1,193,804

COSTS AND OPERATING EXPENSES
    Cost of Sales, including buying & occupancy costs                892,863
    Selling and Administrative Expenses                              297,535
    Unusual Items                                                         (1)
                                                              ---------------

OPERATING INCOME                                                       3,407
   Reorganization Item                                                   861
   Interest Expense                                                    9,687
                                                              ---------------

LOSS BEFORE INCOME TAXES                                              (7,141)
   Benefit from Income Taxes                                          (2,514)
                                                              ---------------

NET LOSS BEFORE DISCONTINUED                                          (4,627)
   Discontinued Operations                                              (483)
                                                              ---------------

NET INCOME                                                       $    (4,144)
                                                              ===============

NET LOSS PER SHARE                                                     (0.50)


ADJUSTED NET INCOME                                              $    (1,077)

ADJUSTED NET INCOME PER SHARE                                          (0.13)


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o       As of December 30, 2006, the Company operated 109 supermarkets with
        3,894,884 of total square feet.

o Same store sales for the Company's stores for the 48-week period ended December 30, 2006 - 1.9%.

o Selling and Administrative expense for the 48-week period ended December 30, 2006 included $4.2 million of costs incurred in connection with the governmental investigations related to the Company's promotional and allowance practices and $1.4 million of severance.

o During the 48-week period ended December 30, 2006, the Company recorded a gain of approximately $1.2 million associated with the sale of certain of its pharmacies and a gain of approximately $1.7 million on the sale of its Big Bear warehouse.

o Tax provisions for the 48-week period ended December 30, 2006 are not recorded at statutory rates due to differences between income calculations for financial reporting and tax reporting purposes.

o Shares used in the calculation of earnings per share for the 48-week period ended December 30, 2006 were 8,279,800. This total excludes shares to be issued in connection with outstanding bankruptcy claims.


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THE PENN TRAFFIC COMPANY
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
($ in thousands, except per share data)

                                               ---------------  ---------------
                                                    9-WEEKS          8-WEEKS
                                                ENDED 12/30/06   ENDED 12/24/06
                                               ---------------  ---------------

REVENUES                                            $ 224,955        $ 207,539

COSTS AND OPERATING EXPENSES
    Cost of Sales, including buying &
      occupancy costs                                 168,310          155,715
    Selling and Administrative Expenses                54,525           51,742
    Unusual Items                                           -                -
                                               ---------------  ---------------

OPERATING INCOME                                        2,119               82
   Reorganization Item                                     92              263
   Interest Expense                                     1,984            1,464
                                               ---------------  ---------------

LOSS BEFORE INCOME TAXES                                   43           (1,646)
   Benefit from Income Taxes                               39               40
                                               ---------------  ---------------

NET LOSS BEFORE DISCONTINUED                                4           (1,685)
  Discontinued                                            (82)            (201)
                                               ---------------  ---------------

NET INCOME                                          $      86        $  (1,484)
                                               ===============  ===============

NET LOSS PER SHARE                                       0.01            (0.18)


ADJUSTED NET INCOME                                 $    (373)

ADJUSTED NET INCOME PER SHARE                           (0.05)



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o       As of December 30, 2006, the Company  operated 109  supermarkets  with
        3,894,884 of total square feet.

o Same store sales for the Company's stores for the 9-week period ended December 30, 2006 were -3.1%.

o Selling and Administrative expense for the 9-week period ended December 30, 2006 included $0.1 million of costs incurred in connection with the governmental investigations related to the Company's promotional and allowance practices and $0.6 million of severance.

o During the the 9-week period ended December 30, 2006, the Company recorded a gain of approximately $1.2 million associated with the sale of certain of its pharmacies.

o       Tax  provisions  for the 9-week period ended December 30, 2006 are not
        recorded  at  statutory  rates  due  to  differences   between  income
        calculations for financial reporting and tax reporting purposes.

o Shares used in the calculation of EPS for the 9-week period ended December 30, 2006 were 8,279,800. This total excludes shares to be issued in connection with outstanding bankruptcy claims.



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o       RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME

                                                    -------------------             --------------------
                                                         48 WEEKS                         9 WEEKS
        $ IN THOUSANDS                                ENDED 12/30/06                  ENDED 12/30/06
                                                    ===================             ====================
        NET INCOME                                            $ (4,144)                         $    86
             SEC Legal Costs                                     4,249                              (60)
             Severance                                           1,436                              611
             Gain On Sale of Big Bear Warehouse                 (1,715)                               -
             Signing Bonus for New Mngmt                           323                              214
             Gain on Sale of Rx Scripts                         (1,225)                          (1,225)
                                                    -------------------             --------------------
        ADJUSTED NET INCOME                                   $ (1,077)                         $  (373)
                                                    ===================             ====================


o       RECONCILIATION OF NET INCOME TO EBITDA

                                                    -------------------             --------------------
                                                         48 WEEKS                         9 WEEKS
        $ IN THOUSANDS                                ENDED 12/30/06                  ENDED 12/30/06
                                                    ===================             ====================
        NET INCOME                                            $ (4,144)                         $    86
             Depreciation                                       23,498                            4,741
             LIFO                                                1,175                              200
             Professional Fees                                     872                               92
             Unusual Items                                        (484)                             (82)
             Interest                                            9,686                            1,984
             Taxes                                              (2,513)                              39
                                                    -------------------             --------------------
        EBITDA                                                $ 28,090                          $ 7,061
                                                    ===================             ====================


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THE PENN TRAFFIC COMPANY
UNAUDITED CONSOLIDATED BALANCE SHEET
($ in millions, except per share data)

                                       -------------                                                           ------------
                                            AS OF                                                                  AS OF
                                          12/30/06                                                               12/30/06
                                       -------------                                                           ------------
  ASSETS                                                        LIABILITIES & STOCKHOLDERS' EQUITY

  CURRENT ASSETS                                                CURRENT LIABILITIES
  ----------------------------------                            ---------------------------------------
     Cash                                 $  38,636                Current Debt                                  $     309
     Accounts Notes and Receivable           31,896                Current Portion of Capital Leases                 3,453
     Inventory                              104,341                Accounts & Drafts Payable                        44,995
     Other Current Assets                     8,357                Payroll & Other Accrued                          34,199
                                       -------------
       Total Current Assets                 183,230                Accrued Interest Expense                            552
                                                                   Payroll & Other Taxes Payable                     3,717
                                                                                                               ------------
  NON-CURRENT ASSETS                                                 Total Current Liabilities                      87,226
  ----------------------------------
     Capital Leases                           9,988
     Property, Plant & Equipment            127,604             NON-CURRENT LIABILITIES
                                                                -------------------------------------
     Goodwill, net                              500                Long-Term Debt                                   52,443
     Beneficial Leases, net                  17,836                Long-Term Capital Leases                         17,355
     Reorganization Value, net               22,695                Deferred Income Taxes                            26,866
     Other Assets                             2,631                Other Non-Current Liabilities                    55,893
                                       -------------                                                           ------------
                                                                TOTAL LIABILITIES                                  239,783
  TOTAL ASSETS                            $ 364,485
                                       =============
                                                                Liabilities Subject to Compromise                    2,834

                                                                TOTAL STOCKHOLDERS' EQUITY                         121,868
                                                                                                               ------------

                                                                TOTAL LIABILITIES & STOCKHOLDERS' EQUITY         $ 364,485
                                                                                                               ============

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                            Q & A   S E S S I O N







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